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EXHIBIT 99.1

CAUTIONARY STATEMENTS WITH RESPECT TO THE "SAFE HARBOR"
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. The management of Kansas City Southern Industries, Inc. (" Company"; "KCSI") may occasionally make forward-looking statements and estimates (such as forecasts and projections) of the Company's future performance or statements of management's plans and objectives. These forward-looking statements may be contained in, among other things, filings with the Securities and Exchange Commission, press releases made by the Company, and in oral statements made by the officers of the Company. Actual results of the Company's operations could materially differ from those indicated in the forward-looking statements. Therefore, no assurances can be given that the estimates or comments indicated in such forward-looking statements will be realized. Significant factors that could cause the Company's actual results to differ from those indicated in the forward-looking statements include, but are not limited to, the factors delineated below. Persons evaluating such forward-looking comments should carefully consider the following factors, and any amendment or supplement hereto, in addition to the other information contained in the Company's public documents.

GENERAL BUSINESS

Economy
The relative strength or weakness of the United States economy, as well as various international/regional economies, affects the businesses included in the Company's operations, particularly those of its primary subsidiaries, The Kansas City Southern Railway Company ("KCSR") and the Financial Asset Management businesses, Janus Capital Corporation ("Janus") and Berger Associates, Inc. ("Berger"). Historically, a stronger economy has resulted in improved results for the Financial Asset Management businesses. Similarly, KCSR results generally have been more favorable when the economy in the geographic region in which it operates is growing. Conversely, when the economy has slowed, results have been less favorable. Refer to the relevant sections below for more specific examples of how various components of the economy impact the Company and its subsidiaries.

Key Personnel
The success of the Company and its significant subsidiaries is largely dependent upon certain key management personnel. Recruiting, motivating and retaining qualified management personnel, particularly those with expertise in the railroad and mutual fund industries, are vital to the Company's operations and ultimate success. There is substantial competition for qualified management personnel and there can be no assurance that the Company and its subsidiaries will be able to attract or retain qualified personnel. The loss of key personnel or the failure to hire qualified personnel could adversely affect the Company.

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Regulation
The Company and its subsidiaries are subject to various types of regulation. KCSR's operations fall within the jurisdiction of a number of government agencies, including the Surface Transportation Board of the U.S. Department of Transportation, various state regulatory agencies, and the Occupational Safety and Health Administration. Additionally, the Company is subject to various laws and certain legislation including, among others, the Federal Comprehensive Environmental Response, Compensation and Liability Act, The Toxic Substances Control Act, and The Hazardous Materials Transportation Act. The Financial Asset Management businesses are subject to a variety of regulatory requirements including, but not limited to, the U. S. Securities and Exchange Commission rules and regulations, individual state Blue Sky laws, and the guidelines set forth by the National Association of Securities Dealers, among others. Material noncompliance by the Company or its subsidiaries with these various statutory and regulatory requirements, or adverse changes in existing regulations, could result in a material adverse effect to the Company, including limitations on its operating activities until compliance with applicable requirements is completed.

Results of and Market for Investments Held for Operating Purposes
The Company holds investments in unconsolidated affiliates and certain other investments. Unfavorable results reported by unconsolidated affiliates could have a material adverse effect on the earnings and financial position of the Company. Additionally, no assurances can be given that a favorable market will exist for any of the Company's investments, and therefore such investments could potentially become impaired.

Change of Control Considerations
The Company has adopted a Stockholder Rights Plan which, under certain circumstances, would significantly dilute the interest in the Company of persons seeking to acquire control of the Company without prior approval from the KCSI Board of Directors ("Board"). Also, there exists an agreement between KCSI and Janus minority owners which contains provisions that could require the Company, under a "change of ownership" of the Company, to sell its Janus stock to the minority stockholders or to purchase Janus stock from such holders. Similarly, DST Systems, Inc. ("DST"), an unconsolidated affiliate of the Company, has a Stockholders' Rights Agreement containing provisions which, upon a "change in control" of KCSI (as defined therein), could result in substantial dilution of the Company's interest in DST. These agreements could affect a potential change in control of the Company. There can be no assurances that an attempt to gain control of the Company without prior approval of the KCSI Board could be prevented.

Acquisitions
The Company from time to time may acquire assets or businesses. There can be no assurance that the Company will be able to successfully and economically negotiate, finance or integrate such acquired assets or businesses. Additionally, no assurances can be given that a particular acquisition, if consummated, would be beneficial to the Company.

[PAGE 3]
THE KANSAS CITY SOUTHERN RAILWAY COMPANY

Capital Requirements
The ability to construct and maintain the railroad roadbed and right of way in order to provide safe and efficient transportation service is important to KCSR's ongoing viability as a rail carrier. Additionally, the acquisition of new equipment (e.g., locomotives, freight cars, etc.), as well as rehabilitation of older equipment, is capital intensive. While the Company generally has had available a variety of sources, including internally generated funds, to finance such expenditures and acquisitions, the availability of such capital is heavily dependent upon prevailing market conditions and the Company's and KCSR's existing capital structure. No assurances can be given that financing alternatives (or internally generated cash flow) will continue to be available at favorable rates or with covenants that are not more restrictive than the Company's current debt covenants.

Labor
Employees represented by collective bargaining organizations comprise approximately 85% of KCSR's workforce. Periodically, the collective bargaining agreements with the various unions become eligible for renegotiation. Until new agreements are in place, the possibility of a work stoppage exists. No assurances can be given that costly work stoppages will be avoided or that negotiated collective bargaining agreements will be favorable to the Company.

Environmental Matters
KCSR is subject to extensive regulation under environmental protection laws (see "Regulation" above) concerning, among other things, discharges to waters and the generation, handling, storage, transportation and disposal of waste and other materials where environmental risks are inherent. Noncompliance with the requirements imposed by the environmental legislation could significantly impair KCSR's competitive capabilities and potentially result in a material adverse effect to the Company.

Competition
KCSR encounters significant competition from other railroad carriers, the trucking industry and, to a lesser extent, barge traffic. Consolidation within the rail industry (e.g., Burlington Northern, Inc./Santa Fe Pacific Corporation, Union Pacific Railroad/Chicago and North Western Transportation Company, Union Pacific Railroad/Southern Pacific Railroad, etc.) has increased competitive pressure on KCSR and could result in decreased revenues over time. Similarly, competition from truck carriers could continue to erode the railroad industry's share of total transportation revenues. No assurances can be given that KCSR will be able to continue to offer transportation service which is competitive with alternate forms of product movement.

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Availability of Parts and Other Supplies (Fuel)
Most of the parts and other supplies for KCSR's roadway and equipment are available from a number of different suppliers; however, the price paid for certain items (such as fuel) varies with economic climate, prevailing market conditions and availability, among other things. There can be no assurance that fuel, parts and other supplies will be available at prices that are beneficial to the Company's profit margin and net income.

Coal
While KCSR transports many types of products for numerous customers, its coal revenues are dependent on a fewer number of significant customers. In 1995, two coal customers comprised approximately 88% of total coal revenues generated by KCSR. The loss of a significant coal customer could result in a material adverse effect on the Company.

Weather
Changes in the weather impact both KCSR and its customers. For example, in 1993, significant flooding in the Midwest region of the U.S. hampered many of KCSR's interchange partners in the Kansas City gateway, resulting in congestion, rerouting of traffic and delays of commodity movements. Alternatively, customers served by KCSR may be hindered by the weather, such as when unfavorable weather conditions for farmers result in a poor harvest, thereby reducing the number of hauls needed to move the grain. Unfavorable weather conditions for KCSR and/or its customers could have a material adverse effect on the Company.


FINANCIAL ASSET MANAGEMENT

Changes in Capital Markets
Assets under management generally increase or decrease in relation to movement in the world's securities markets, particularly U.S. equity markets. Additionally, fluctuations in interest rates, U.S. and global economic indicators and statistics, changes in tax and retirement legislation, as well as other political, economic and psychological factors, influence investors. Significant downturns in securities markets or changes in such other factors, including investor attitudes with respect to such factors, which result in withdrawal or depreciation in asset values, could adversely affect the Company by reducing the base upon which Janus and Berger revenues are earned.
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Marketing and Distribution Channels
Growth of mutual fund and other investment advisory assets is dependent on the availability of effective and efficient marketing and distribution channels. Favorable investment performance will increase assets under management, but gaining new investors, retaining existing investors and increasing their investment, while holding down redemptions, are also critical. Marketing efforts include television, radio and print media advertisements, brochures, sponsorships, trade shows, public relations, and institutional marketing representatives. Distribution channels include direct-to-investor sales of no load and load funds, mutual fund supermarkets and alliances with third party administrators, retirement plans, variable annuities, and separate offshore accounts. No assurances can be given that marketing efforts or distribution channels will be effective in attracting and retaining investors and investment assets, or that current or future distribution channels will be economically beneficial.

Competition
The Company's Financial Asset Management businesses compete with other mutual funds and investment advisors, as well as alternative investment vehicles. Investors focus on market performance, published fund recommendations, investment category rankings and services offered. As a result, assets under management could significantly increase or decrease based upon the performance of the Company's mutual funds (and other investment products managed by Janus and Berger) and/or perceptions of the Company's Financial Asset Management businesses as compared to competitors. Assets could also be unfavorably affected due to a trend away from managed investing in securities.




MISCELLANEOUS

In addition to the factors discussed above, there may be other factors that could cause actual results to differ materially from those indicated in the forward-looking comments. Other factors include, but are not limited to, changes in management strategies and objectives; changes in lines of business; material litigation involving the Company and/or its subsidiaries; and changes in the political, regulatory or economic environments in the United States and/or international countries where the Company currently operates or may operate in the future.